August 22, 1994









Securities and Exchange Commission
Attention:  Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC  20549-1004


Dear Sir or Madam:

    Electronically filed herewith the Securities and Exchange Commission is Duquesne Light Company's Form 8-K filed this day, August 22, 1994.


Commission      Registrant; State of Incorporation;         IRS Employer
File_Number     __Address;_and_Telephone_Number____     Identification_Number

   1-956        Duquesne Light Company                       25-0451600

                  (A Pennsylvania Corporation)
                  One Oxford Centre
                  301 Grant Street
                  Pittsburgh, Pennsylvania  15279
                  Telephone (412) 393-6000



                                       Sincerely,




                                       /s/ M. K. O'Brien
                                       Assistant Controller

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                     The Securities and Exchange Act of 1934


                         Date_of_Report:__August_16,_1994
                       (Date of earliest event reported)


Commission      Registrant; State of Incorporation;         IRS Employer
File_Number     __Address;_and_Telephone_Number____     Identification_Number

   1-956        Duquesne Light Company                       25-0451600

                  (A Pennsylvania Corporation)
                  One Oxford Centre
                  301 Grant Street
                  Pittsburgh, Pennsylvania  15279
                  Telephone (412) 393-6000

Item_5.__OTHER_EVENTS



    Reference is made to the text under "Executive Officers of the Registrant"

in Part I, Item 1 of the Duquesne Light Company Form 10-K Annual Report for the

year ended December 31, 1993.



    On August 16, 1994, the Company announced the appointment of Mr. James E.

Cross as Vice President of the Nuclear Group for the Company and Senior Vice

President and Chief Nuclear Officer of the Company's Nuclear Power Division.

Mr. Cross will have responsibility for all nuclear operations and replaces

Mr. John D. Sieber who recently retired following 33 years with the Company.



    Mr. Cross has over twenty-five years of operations and technical nuclear plant experience.  He most recently served as Vice President and Chief Nuclear

Officer at Portland General Electric Company.  He has held various other nuclear management positions, including plant manager at Florida Power and

Light Company's Turkey Point Nuclear Plant and site director at Entergy

Corporation's Grand Gulf Nuclear Station.



    Mr. Cross will begin working with the Company on September 5, 1994.

















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
                                     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant identified below has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       DUQUESNE LIGHT COMPANY
                                       Registrant





____August_22,_1994____                By _/s/_Gary_L._Schwass_______
         Date                             Gary L. Schwass
                                          Vice President-Finance
                                          and Principal Financial Officer






































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